Exhibit 10.10
Nortek, Inc. 2009 Omnibus
Incentive Plan
Article 1. Establishment & Purpose
     1.1 Establishment. Nortek, Inc., a Delaware corporation (the “Company”), hereby establishes the 2009 Omnibus Incentive Plan (the “Plan”) as set forth herein.
     1.2 Purpose of the Plan. The purpose of this Plan is to attract, retain and motivate officers, employees, non-employee directors, and other individuals providing services to the Company and its Subsidiaries and Affiliates and to promote the success of the Company’s business by providing the participants of the Plan with appropriate incentives.
Article 2. Definitions
     Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.
     2.1 “Affiliate” means any Subsidiary and any other entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any other entity designated by the Board in which the Company, a Subsidiary or any other Affiliate has a substantial direct or indirect equity interest.
     2.2 “Annual Award Limit” shall have the meaning set forth in Section 5.1(b) hereof.
     2.3 “Award” means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award, or Performance-Based Compensation Award that is granted under the Plan.
     2.4 “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and conditions of the actual grant of such Award and not providing for any approval or execution by the Participant.
     2.5 “Board” means the Board of Directors of the Company.
     2.6 “Cause” unless otherwise specified in the Award Agreement, means any of the following, as determined by the Board in good faith, (a) fraud, embezzlement, material dishonesty, breach of fiduciary duty against the Company or any Subsidiary or Affiliate, (b) indictment or pleading of nolo contendere to a felony or a crime involving moral turpitude or (c) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or any of its Affiliate; provided, however, that in the case of a Participant who has an employment or other individual agreement with the Company or any Subsidiary or Affiliate, “Cause” shall have the meaning set forth in such agreement.
     2.7 “Change of Control” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the occurrence of any one of the following events:

               (i) the acquisition by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) the Designated Holders and their affiliates or (B) any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”) of such person or group, of more than 50% of the Voting Securities of the Company;
               (ii) any merger, consolidation, reorganization, recapitalization, tender or exchange offer or any other transaction with or affecting the Company as a result of which a “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Designated Holders and their affiliates or any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the Voting Securities of such person or group, owns after such transaction more than 50% of the Voting Securities of the Company or the surviving entity in such transaction;
               (iii) the sale, lease, exchange, transfer or other disposition to any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Designated Holders and their affiliates, or any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the Voting Securities of such person or group, of all or substantially all, of the assets of the Company and its consolidated Subsidiaries;
               (iv) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; or
               (v) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the individuals who constitute the Board as of the beginning of such period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board: provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors who remain on the Board, including those directors whose election or nomination for election was previously so approved, shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing, (A) a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement, (B) any holding company whose only material asset is equity interests of the Company or any of its direct or indirect parent companies shall be disregarded for purposes of determining beneficial ownership under clause (ii) above and (C) the term “Change of Control” shall not include (x) a merger or consolidation of the Company with or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Company’s assets to, an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Company in another jurisdiction and/or for the sole purpose of forming a holding company or (y) the completion of the transactions contemplated by the Plan of Reorganization.

Further, notwithstanding the foregoing, with respect to any Award which constitutes “nonqualified deferred compensation” under, and subject to, Section 409A of the Code, to the extent necessary to comply with the requirements of such Section 409A, the term “Change of Control” shall mean an occurrence that both (i) satisfies the requirements set forth above in the definition of Change of Control, and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A of the Code.
     2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
     2.9 “Committee” means Board, the Compensation Committee of the Board or any other committee designated by the Board to administer this Plan. To the extent applicable, the Committee shall have at least two members, each of whom shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed.
     2.10 “Covered Employee” means for any Plan Year, a Participant designated by the Company as a potential “covered employee” as such term is defined in Section 162(m) of the Code.
     2.11 “Designated Holder” means each Person who, together with its affiliates, as of the Effective Date, beneficially owns 15% or more of the outstanding Shares; provided, that no Person shall be a Designated Holder following the first date after the Effective Date on which such Person beneficially owns less than 5% of the outstanding Shares.
     2.12 “Director” means a member of the Board who is not an Employee.
     2.13 “Effective Date” means the date set forth in Section 15.13 hereof.
     2.14 “Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.
     2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     2.16 “Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A of the Code:
          (a) The closing price on a recognized stock exchange or any established over-the-counter trading system on which dealings take place, or if no trades were made on any such day, the immediately preceding day on which trades were made; or
          (b) In the absence of an established market for the Shares of the type described in (a) above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409 A of the Code.

     2.17 “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.
     2.18 “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
     2.19 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
     2.20 “Other Stock-Based Award” means any right granted under Article 9 hereof.
     2.21 “Option” means any stock option granted from time to time under Article 6 hereof.
     2.22 “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 hereof.
     2.23 “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.
     2.24 “Participant” means any eligible person as set forth in Section 4.1 hereof to whom an Award is granted.
     2.25 “Performance-Based Compensation” means compensation under an Award that is intended to constitute “qualified performance-based compensation” within the meaning of the regulations promulgated under Section 162(m) of Code or any successor provision.
     2.26 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
     2.27 “Person” means any natural person, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, governmental authority, or any other organization, irrespective of whether it is a legal entity and includes any successor (by merger or otherwise) of such entity.
     2.28 “Plan of Reorganization” means the joint plan of reorganization of the Company and certain of its Subsidiaries and Affiliates, dated as of September 18, 2009, as amended, supplemented or modified from time to time.
     2.29 “Plan Year” means a calendar year.
     2.30 “Restricted Stock” means any Award granted under Article 8 hereof.
     2.31 “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

     2.32 “Share” means a common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Article 13 hereof..
     2.33 “Stock Appreciation Right” means any right granted under Article 7 hereof.
     2.34 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     2.35 “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.
Article 3. Administration
     3.1 Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Participants to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Participant and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, but subject to the limitations in Article 12 and Sections 6.6 and 10.5 hereof, clarify, construe or resolve any ambiguity or omission in any provision of the Plan or any Award Agreement, extend the term or period of exercisability of any Awards, accelerate the vesting of any Award, or waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. Notwithstanding anything in this Section 3.1 to the contrary, and subject to Section 3.2 hereof, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.
     3.2 Delegation. The Committee may delegate to two or more of its members, two or more members of the Board, two or more officers of the Company or any of its Subsidiaries or Affiliates, and two or more agents or advisors such administrative duties or powers as it may deem advisable; provided that (a) the Committee shall not delegate to officers of the Company or any of its Subsidiaries or Affiliates the power to make grants of Awards to the extent not permitted by Section 157(c) of the Delaware General Corporation Law or any other applicable law and (b) the Committee shall not delegate the ability to grant Awards to (i) persons subject to Section 16(a) of the Exchange Act or (ii) persons who are, or who are reasonably expected to be, “covered employees” for purposes of Code Section 162(m). For the avoidance of doubt, no officer of the Company who has so been delegated the power to make grants of Awards hereunder by the Committee shall be entitled to make a grant to himself or herself. In the event of any such delegation described in the preceding sentence, the term “Committee” will include the person or persons so delegated to the extent of such delegation. Eligibility and Participation
     4.1 Eligibility. Participants will consist of such Employees, Directors and other individuals providing services to the Company or any Subsidiary or Affiliate as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.
     4.2 Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Other Stock-Based Awards, and (e) Performance-Based Compensation Awards. The Plan sets forth the performance goals and procedural requirements to permit the Company to design Awards that qualify as Performance-Based Compensation, as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards not inconsistent with the terms of the Plan, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail, except to the extent specifically provided in the Award Agreement.
Article 5. Shares Subject to the Plan and Maximum Awards
     5.1 Number of Shares Available for Awards.
          (a) General. Subject to adjustment as provided in Article 13 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 2,153,110 Shares. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,076,555 Shares, subject to Article 13 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares delivered to the Company as part or full payment for the purchase price of an Award, or to satisfy the Company’s withholding obligation with respect to an Award, shall again be available for Awards; provided, however, that such Shares shall continue to be counted as outstanding for purposes of determining whether an Annual Award Limit has been attained.
          (b) Annual Award Limits. The maximum number of Shares for which Options and Stock Appreciation Rights may be granted to any Participant in any Plan Year shall be 627,990 and the maximum number of Shares with respect to other Awards denominated in Shares that may be granted to any Participant in any Plan Year shall be 627,990 Shares, subject to adjustments made in accordance with Article 13 hereof, and the maximum value of cash payable with respect to Awards denominated in cash or property that may be granted to any Participant in any Plan Year shall be $5,000,000, subject to adjustments made in accordance with Article 13 hereof (the “Annual Award Limit”).
          (c) Additional Shares. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance under this Plan or (ii) be subject to or counted against a Participant’s Annual Award Limit.
          (d) Emergence Award Limitation. The maximum number of Shares underlying Awards that may be granted to Participants in connection with the completion of the transactions contemplated by the Plan of Reorganization (“Emergence Awards”) shall be 1,435,407. Emergence Awards may only be made in the form of Restricted Stock and Options. Emergence in the form of Restricted Stock shall constitute no more than 50% of the Shares underlying Emergence Awards.
Article 6. Stock Options
     6.1 Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Subsidiaries or Affiliates shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions not inconsistent with the terms of the Plan, as the Committee shall deem advisable.
     6.2 Terms of Option Grant. The Option Price per Share shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option, the Option Price per Share shall be (a) if granted to a person other than a Ten Percent Shareholder, not less than 100% of the Fair Market Value of a Share on the date of grant or (b) if granted to a Ten Percent Shareholder, not be less than 110% of the Fair Market Value of a Share on the date of grant.

     6.3 Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five years).
     6.4 Time of Exercise. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
     6.5 Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (a), (b), (c) (d), or (e) in the following sentence (including the applicable tax withholding pursuant to Section 15.3 hereof). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise to the extent permitted by the Committee (a) in cash or its equivalent (e.g., by cashier’s check), (b) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, (c) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (b) above), (d) by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price, or (e) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.
     6.6 Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed $100,000, or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.
Article 7. Stock Appreciation Rights
     7.1 Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.
     7.2 Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right not inconsistent with the terms of the Plan as it may deem appropriate. No Stock Appreciation Right shall have a term of more than ten years from the date of grant.
Article 8. Restricted Stock
     8.1 Grant of Restricted Stock. The Committee is hereby authorized to grant Restricted Stock to Participants. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares may be subject to vesting or forfeiture upon the occurrence of specified events or may be fully or partially vested upon grant or issuance. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan, as the Committee shall deem advisable.
     8.2 Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the performance, employment, vesting or other conditions (including the effect of a termination of a Participant’s service whether due to death, disability or other cause) under which the Restricted Stock may be forfeited to the Company (if applicable) and such other provisions not inconsistent with the terms of the Plan as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee and set forth in the Award Agreement, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

     8.3 Voting and Dividend Rights. Except as otherwise determined by the Committee and set forth in an Award Agreement, a Participant holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period and shall have the right to receive dividends on the Restricted Stock during the Restriction Period.
     8.4 Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock to such Participant or the Participant shall forfeit the Award of Restricted Stock to the Company, as applicable.
     8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.
Article 9. Other Stock-Based Awards
          The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of Shares (the “Other Stock-Based Awards”), including without limitation, restricted stock units and dividend equivalent rights. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards not inconsistent with the terms of the Plan (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
Article 10. Performance-Based Compensation
     10.1 Grant of Performance-Based Compensation Awards. To the extent permitted by Section 162(m) of the Code, the Committee is authorized to design any Award so that the amounts or Shares payable or distributed pursuant to such Award are treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations. The vesting, crediting and/or payment of Performance-Based Compensation may be based on the achievement of any objective performance goals allowable under Section 162(m) of the Code and related regulations.
     10.2 Establishment of Performance Goals for Covered Employees. No later than 90 days after the commencement of a Performance Period (but in no event after 25% of such

Performance Period has elapsed), the Committee shall establish in writing: (a) the performance goals applicable to the Performance Period; (b) the targets to be used to measure the performance goals in terms of an objective formula or standard; (c) the formula for computing the amount of compensation payable to the Participant if such performance goals are obtained; and (d) the Participants or class of Participants to which such performance goals apply. The outcome of such performance goals must be substantially uncertain when the Committee establishes the goals.
     10.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines consistent with the requirements of Section 162(m) of the Code.
     10.4 Certification of Performance. Except for Awards that pay compensation attributable solely to an increase in the value of Shares, no Award designed to qualify as Performance-Based Compensation shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the performance goals and any other material terms applicable to such Performance Period have been satisfied.
     10.5 Terms of Performance-Based Compensation Awards. Each provision of the Plan and each Award Agreement relating to Performance-Based Compensation shall be construed so that each such Award shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and related regulations, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.
Article 11. Termination of Service
          The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to be employed by or provide services to the Company or Subsidiary or Affiliate (including in the event of a termination of service for Cause) prior to the end of a performance period or the exercise, vesting or settlement of such Award. Unless otherwise determined by the Committee if, with respect to any Award, (a) a Participant’s termination of service occurs before the end of the performance period or the vesting period applicable to such Award (or the applicable portion of such Award) or (b) any relevant performance goals are not achieved in whole or in part (as determined by the Committee) by the end of the period for measuring such performance goals, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.
Article 12. Compliance with Section 409A of the Code
     12.1 General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt any Award from the application of Section 409A, (b) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant, or (c) avoid the imposition of additional taxes, interest or penalties on the Company or any Subsidiary or Affiliate by reason of Section 409A.
     12.2 Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.
     12.3 Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment or settlement of any amounts or benefits that are subject to Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”
Article 13. Adjustments
     13.1 Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to stockholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in its sole discretion, make any such substitutions or adjustments in such manner as it may deem equitable, including without limitation, substitutions or adjustments, as applicable, to any or all of the following: the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards; the number and kind of Shares or other property subject to outstanding Awards; the Option Price; grant price or purchase price applicable to outstanding Awards; and the Annual Award Limits.
     13.2 Change of Control. Upon the occurrence of a Change of Control after the Effective Date, unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with equivalent value as such outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled.
Article 14. Duration, Amendment, Modification, Suspension, and Termination
     14.1 Duration of the Plan. Unless sooner terminated as provided in Section 14.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.
     14.2 Amendment, Modification, Suspension, and Termination of Plan or Awards. Except as provided in Section 12.1 hereof, the Committee may amend this Plan or any portion thereof or any outstanding Award (except as otherwise expressly provided for in the Award Agreement evidencing an Award) for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that no such action shall adversely affect a Participant’s right under an Award (whether or not vested) or under this Plan without the Participant’s written consent. Any amendments to the Plan shall be conditioned on stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Committee.
Article 15. General Provisions
     15.1 No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

     15.2 Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.
     15.3 Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
     15.4 Section 16 Participants. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
     15.5 Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
     15.6 Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award in the Award Agreement evidencing such Award, which conditions or restrictions shall not be inconsistent with the terms of the Plan. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restriction from Shares previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Shares at the time of delivery are listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

     15.7 Rights as a Stockholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
     15.8 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction. Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
     15.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.
     15.10 No Constraint on Corporate Action. Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.
     15.11 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
     15.12 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
     15.13 Effective Date. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the “Effective Date”).
          This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 17th day of December, 2009.